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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549




                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): October 31, 2002


                         ASBURY AUTOMOTIVE GROUP, INC.
            (Exact Name of Registrant as Specified in its Charter)


Delaware                            5511                58-2241119 (State or
Other                    (Primary Standard Industrial      (IRS Employer
Jurisdiction of           Classification Code Number)         Number)
Identification
Incorporation)

                               3 Landmark Square
                                  Suite, 500
                              Stamford, CT 06901
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (203) 356-4400


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

Exhibit No.       Description
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  99.1            Press Release dated October 30, 2002
  99.2            Press Release dated October 30, 2002



ITEM 9. REGULATION FD DISCLOSURE.

         The registrant issued two press releases yesterday announcing (a) the registrant's earnings for the third quarter ending September 30, 2002, which press release is attached hereto as Exhibit 99.1 and (b) that the registrant's Board of Directors has authorized the registrant to expend up to $15 million to repurchase outstanding shares of its common stock, which press release is attached hereto as Exhibit 99.2.


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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Asbury Automotive Group, Inc.

                                          By:  /s/ Thomas F. Gilman
                                               -------------------------------
                                               Name:  Thomas F. Gilman
                                               Title: Chief Financial Officer
Date: October  31 , 2002


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   99.1           Press Release dated October 30, 2002
   99.2           Press Release dated October 30, 2002